Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Yields for You Income Strategy A ETF (YFYA)
Yields for You Strategy B ETF (YFYB)
Relative Strength Managed Volatility Strategy ETF (RSMV)
each a series of Listed Funds Trust

Supplement dated January 30, 2026
to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
dated January 3, 2025, as supplemented

Mr. Spencer Kristiansen, a Portfolio Manager for the Funds, has resigned from Teucrium Investment Advisors, LLC, effective January 30, 2026. Accordingly, all references to Mr. Kristiansen as a Portfolio Manager in the Funds’ Prospectus, Summary Prospectuses and SAI are hereby deleted. Messrs. Sternbach, Harris, Haugens and Small will continue to serve as Portfolio Managers of the Strategy A ETF’s and Strategy B ETF’s portfolios, and Messrs. Borer, Harris, Haugens and Small will continue to serve as Portfolio Managers of the RSMV Strategy ETF.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI